ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

                         ALLIANZ LIFE VARIABLE ACCOUNT B

                        Supplement dated June 16, 2000 to
                          Prospectus dated May 1, 2000


     The following information revises certain information contained in your prospectus for the variable annuity contract issued by Allianz Life Insurance Company of North America:

     As of the date of this supplement, Annuity Option 6 (Specified Period Certain Annuity) is only available as a fixed payout. You may not make a surrender of the liquidation value under this option (and therefore no commutation fee is assessed).

     However, if you bought your Contract before June 16, 2000, you may also elect Annuity Option 6 as a variable payout as described in the prospectus. If you make a surrender of the liquidation value under this option, no commutation fee will be deducted.